Exhibit (c)(10)

1 April 2007 Presentation to the Committee of Independent Directors of the Board of Directors of Tribune Project Tower

Table of Contents

Project Tower

Section 1 Zell / ESOP Proposal Overview

Section 2 Valuation Summary

Section 3 Leveraged Recap / Broadcasting Spin Alternative

Appendix A Tower Financial Projections Overview

Appendix B Discounted Cash Flow Analysis

Project Tower Section 1 Zell / ESOP Proposal Overview

Net Present Value of Zell / ESOP Proposal

(Including $17.50 Upfront Distribution)

Assumed Assumed Cost of Equity

Time to Close 8% 10% 12%

6 Months $33.38 $33.23 $33.09

9 Months $33.07 $32.86 $32.66

12 Months $33.08 $32.80 $32.53

Zell / ESOP Proposal Overview

Net Present Value Perspectives

Project Tower

1

• The current Zell / ESOP Proposal contemplates that, upon consummation of the merger, Tower shareholders shall receive a cash amount equal to:

– $34.00 per share (the “Merger Consideration”); plus

– A ticking fee of 8% per annum accruing daily on the Merger Consideration beginning 1/1/08 through and including the date of consummation of the merger

• The economic value of the proposal to Tower shareholders is a function of the time to close and the appropriate risk-adjusted return

Zell / ESOP Proposal Overview

Comparative Zell / ESOP and Recapitalization Perspectives

2

$34.00 $33.23 $32.80

$17.50 $17.50 $17.50

$16.50 $15.73 $15.30

0

5

10

15

20

25

30

35

40

Merger

Consideration

Perspective #1

(NPV - 6 Month

Close)

Perspective #2

(NPV - 12 Month

Close)

Zell / ESOP Perspectives

$/Share

Project Tower

$17.50 $17.50 $17.50 $17.50

$2.17

$4.69

$9.33 $9.58

$4.54

$1.50

$1.84

$4.69

$31.37 $31.77

$24.04

$21.18

0

5

10

15

20

25

30

35

40

Management

Plan

Research

Case

Downside

Case A

Downside

Case B

$34.55 $34.13

$26.24

$23.31

Recapitalization Perspectives

$/Share

Source Management, Wall Street Research

Upfront Cash

Distribution

PV of Cash

at Closing

Publishing

Equity Value at 7.5x

Broadcasting

Equity Value at 9x

Notes

1. Perspective #1 and Perspective #2 assume 6 or 12 months to close, respectively and 10% cost of equity

(1) (1)

Broadcasting

Equity Value at 11x

Implied Premium Perspectives

Perspective #1: Perspective #2:

Merger NPV - 6 Month Close NPV - 12 Month Close

Reference Consideration 10% Cost of Equity 10% Cost of Equity

Price ($34.00) ($33.23) ($32.80)

Recent Tower Prices

March 28, 2007 $31.13 9.2% 6.8% 5.4%

March 20, 2007 $28.81 18.0% 15.3% 13.8%

52-Week Low $27.09 25.5% 22.7% 21.1%

52-Week High $34.28 (0.8%) (3.1%) (4.3%)

Average Price Perspectives (1)

1-Year $30.72 10.7% 8.2% 6.8%

2-Years $32.45 4.8% 2.4% 1.1%

3-Years $36.14 (5.9%) (8.0%) (9.2%)

Recapitalization Perspectives - Discounted Equity Value (2)

Management Plan $31.77 7.0% 4.6% 3.2%

Research Case $31.37 8.4% 5.9% 4.6%

Downside Case A $24.04 41.4% 38.2% 36.4%

Downside Case B $21.18 60.5% 56.9% 54.9%

Zell / ESOP Proposal Overview

Implied Premium Perspectives

3

Project Tower

Notes

1. As of March 28, 2007

2. Based on the present value of the projected equity value in 2009, assuming a Publishing EBITDA multiple of 7.5x, a Broadcasting multiple of 9.0x and an 11% cost of equity

Implied Transaction Multiples (1)

$MM, except per share values

Perspective #1: Perspective #2:

Merger NPV - 6 Month Close NPV - 12 Month Close

Consideration 10% Cost of Equity 10% Cost of Equity

($34.00) ($33.23) ($32.80)

Implied Equity Value $8,242 $8,056 $7,951

Implied Aggregate Value (excl. Uncons.) (2) 11,127 10,941 10,836

Implied Aggregate Value (incl. Uncons.) 13,327 13,141 13,036

Aggregate Value Multiples (excl. Uncons.) (2)(3)

2007E EBITDA 8.9x 8.8x 8.7x

2008E EBITDA 8.5x 8.3x 8.3x

Aggregate Value Multiples (incl. Uncons.) (3)

2007E EBITDA 10.7x 10.6x 10.5x

2008E EBITDA 10.2x 10.0x 9.9x

Equity Value Multiples (3)

2007E Net Income 17.0x 16.6x 16.4x

2008E Net Income 15.4x 15.0x 14.8x

Zell / ESOP Proposal Overview

Implied Transaction Multiples

Project Tower

Notes

1. Based on FDSO of 242.4MM, net debt of $5,085MM and unconsolidated asset value of $2,200MM

2. Unconsolidated assets valued at $2,200MM

3. Multiples based on management plan estimates 4

Project Tower

Zell / ESOP Proposal Overview

Pro Forma Capitalization

Pro Forma Tower Capitalization - Zell / ESOP Proposal

	Actual 12/31/2006	Projected 3/31/2007	Recapitalization Adjustments	Pro Forma 3/31/2007	Q2-Q4 Adjustments	Projected 12/31/2007	Acquisition Adjustments	Pro Forma 12/31/2007	Sale of Cubs / Comcast	Pro Forma 12/31/2007
Pro Forma Capitalization										
Cash and Cash Equivalents	175	185		185	(10)	175		175		175
New Term Loan B	0	0	7,015	7,015	(316)	6,699 [1]	2,125	8,824	(602)	8,222
1st Priority Guaranteed Debt	$0	$0		$7,015		$6,699		$8,824		$8,222
New Senior Notes	0	0		0		0	2,100	2,100		2,100
Guaranteed Debt	$0	$0		$7,015		$6,699	$4,225	$10,924		$10,322
Commercial paper	97	97	(97)	0						
Term Loan A	1,500	1,500	(1,500)	0						
Bridge Loan	1,310	1,240	(1,240)	0						
Medium Term Notes	263	263		263		263		263		263
Roll-over Notes	1,165	1,165		1,165	1	1,166		1,166		1,166
Capitalized Real Estate Obligation	56	51		51	(15)	36		36		36
Swaps and Other Obligations	41	42		42	1	43		43		43
Senior Debt	$4,432	$4,357		$8,535		$8,207		$12,432		$11,829
PHONES	900	900		900		900		900		900
Total Debt (incl. PHONES)	$5,332	$5,257		$9,435		$9,107		$13,332		$12,729
Less: PV of Tax Savings [2]							(1,071)	(1,071)		(1,071)
Total Adjusted Debt	$5,332	$5,257		$9,435		$9,107	$3,154	$12,261		$11,658
Credit Statistics										
LTM PF Adj. EBITDA	$1,437	$1,412		$1,412		$1,389		$1,469 [3]		$1,434 [3]
1st Priority Guaranteed Debt / LTM PF Adj. EBITDA	0.0x	0.0x		5.0x		4.8x		6.0x		5.7x
Guaranteed Debt / LTM PF Adj. EBITDA	0.0x	0.0x		5.0x		4.8x		7.4x		7.2x
Senior Debt / LTM PF Adj. EBITDA	3.1x	3.1x		6.0x		5.9x		8.5x		8.2x
Total Debt / LTM PF Adj. EBITDA	3.7x	3.7x		6.7x		6.6x		9.1x		8.9x
Net Debt / LTM PF Adj. EBITDA	3.6x	3.6x		6.6x		6.4x		9.0x		8.8x
Total Adj. Debt / LTM PF Adj. EBITDA	3.7x	3.7x		6.7x		6.6x		8.3x		8.1x

Notes
1. Shown pro forma for proceeds from sale of SCNI. Assumes Q1 cash flow / excess cash is used toward paydown of the existing bridge loan
2. Estimated value of tax savings as per Rating Agency Presentation dated March 2007 (calculated as the 10-year present value of annual tax savings discounted at a 7.5% discount rate)
3. Pro Forma for $80MM of incremental cash cost savings

Morgan Stanley

5

Project Tower Section 2 Valuation Summary

Tower Equity Value per Share (1)

Comments

$28

$27

$19

$17

$29

$29

$24

$29

$25

$35

$34

$34

$34

$31

$39

$32

$34

$28

$35

$39

12 16 20 24 28 32 36 40

Valuation Summary

Preliminary Valuation Summary

Project Tower

6

1

3

2

• Tender announced 5/30/06

4

• Median target price of $31

Trading Range

– Since Dutch Auction Tender

–One Year

Equity Research Price Targets

–Target Price

–PV of Target Price

Public Market Trading Comparables (2)(3)

Private Market Precedent Transactions (2)(3)

– 7.0x–9.0x Publishing 2007E EBITDA;

10.0x–12.0x Broadcasting 2007E EBITDA

• Median discounted target price of $28 based on 11% discount factor

Notes

1. Assumes FDSO of 242.4MM and net debt of $5,085MM (pro forma for proceeds from sale of SCNI). Valuation metrics (excluding those based on P/E) represent values assuming PHONES net value of $900MM

2. Based on Management Plan projections. Cubs valued separately at $450MM. Total unconsolidated assets valued at $2,200MM

3. Broadcasting 2007E EBITDA excludes Cubs OCF of $19MM

• 2007E EBITDA: $863MM (Publishing); $382MM (Broadcasting) (Mgmt.)

• Blended 2007E EBITDA multiple of 7.9x-9.9x

–McClatchy/Knight Ridder

(9.1x–9.9x Forward EBITDA)

• 2007E EBITDA of $1,245MM (Mgmt.)

– Research Private Market Value

1 Trading Range

2 Equity Research Price Targets

3 Public Market Trading Comparables (2)(3)

4 Private Market Precedent Transactions (2)(3)

Management Plan Projections

– 7.5x–8.0x Publishing 2007E EBITDA;

9.0x–11.0x Broadcasting 2007E EBITDA

– 8.0x–8.5x Consolidated 2007E EBITDA

• 2007E EBITDA: $863MM (Publishing); $382MM (Broadcasting) (Mgmt.)

• Blended 2007E EBITDA multiple of 8.0x–8.9x

• Consolidated 2007E EPS estimates of $2.00 (Mgmt.) – 12.0x–14.0x Consolidated 2007E EPS

• 2007E EBITDA of $1,245MM (Mgmt.)

• Median private market value of $34

Zell / ESOP Proposal

$34

Tower Equity Value per Share (1)

Comments

$28

$29

$18

$14

$32

$31

$24

$21

$33

$33

$25

$22

$34

$34

$22

$18

$36

$35

$34

$26

$23

$35

$27

$24

12 16 20 24 28 32 36 40

Valuation Summary

Preliminary Valuation Summary (cont’d)

Project Tower

7

Notes

1. Assumes FDSO of 242.4MM and net debt of $5,085MM (pro forma for proceeds from sale of SCNI) which assumes PHONES net value of $900MM. Valuation is as of

March 31, 2007

2. DCF assumes a WACC of 7-8% and a 8.0x-9.0x exit multiple in 2012

3. Based on management estimates and research estimates, as indicated. Cubs valued separately at $450MM. Total unconsolidated assets valued at $2,200MM

4. Assumes unconsolidated assets currently valued at $1,600MM (Food Network: $800MM; CareerBuilder: $650MM; Other Interactive Assets: $150MM) and that unconsolidated asset value grows at 8% per year. Cubs and Comcast SportsNet are sold at post-tax value of $602MM

5. For each scenario, equity values are based on PV of projected stock price at year end 2009, assuming a 11% cost of equity

Management Plan Projections

Research Projections

Management Downside Case A

Projections

• 2012E EBITDA of $1,386MM (Mgmt Plan)

DCF (2)(3)

• 2012E EBITDA of $1,379MM (Research)

• 2012E EBITDA of $982MM (Mgmt. Downside Case A)

2009E Discounted Equity Value (1)(4)(5)

–Management Plan

– Research Case

–Mgmt. Downside Case A

–Management Plan

– Research Case

–Mgmt. Downside Case A

6

5

DCF (2)(3) 5

2009E Discounted Equity Value (1)(4)(5) 6

–Management Plan

– Research Case

–Mgmt. Downside Case A

7.5x Publ.; 9-11x Broad. a

8.0x Publ.; 9-11x Broad. b

7.5x Publ.; 9-11x Broad. a

8.0x Publ.; 9-11x Broad. b

Management Downside Case B

Projections

• 8-9x 2012E exit multiple, Discount rate: 7-8% (All cases)

• Cash tax rate: ~33-35% (All cases)

–Mgmt. Downside Case B • 2012E EBITDA of $839MM (Mgmt. Downside Case B)

–Mgmt. Downside Case B

–Mgmt. Downside Case B

• 2010E EBITDA (Publ./Broad.): $899MM / $460MM

• 2010E EBITDA (Publ./Broad.): $872MM / $458MM

• 2010E EBITDA (Publ./Broad.): $692MM / $365MM

• 2010E EBITDA (Publ./Broad.): $589MM / $354MM

• Tax rate: ~33-35% (Publ.)/39.5% (Broad.) (All Cases)

• 2010E EBITDA (Publ./Broad.): $899MM / $460MM

• 2010E EBITDA (Publ./Broad.): $872MM / $458MM

• 2010E EBITDA (Publ./Broad.): $692MM / $365MM

• 2010E EBITDA (Publ./Broad.): $589MM / $354MM

• Tax rate: ~33-35% (Publ.)/39.5% (Broad.) (All Cases)

Zell / ESOP Proposal

$34

Tower Valuation Matrix

$MM, except per share data

% Prem. / Agg. Value/EBITDA

(Disc.) to Agg. Value Agg. Value (excl. uncons. assets) P/E

March 20 Price Equity (incl. Uncons. (excl. Uncons. Management Research Management Research

Price ($28.81) Value Assets) (2) Assets) (3)(4) 2007 2008 2007 2008 2007 2008 2007 2008

Statistic: $1,245 $1,311 $1,239 $1,273 $2.00 $2.21 $2.00 $2.16

$26.00 (10%) $6,302 $11,388 $9,188 7.4x 7.0x 7.4x 7.2x 13.0x 11.8x 13.0x 12.0x

27.00 (6%) 6,545 11,630 9,430 7.6 7.2 7.6 7.4 13.5 12.2 13.5 12.5

28.00 (3%) 6,787 11,873 9,673 7.8 7.4 7.8 7.6 14.0 12.7 14.0 13.0

29.00 1% 7,030 12,115 9,915 8.0 7.6 8.0 7.8 14.5 13.1 14.5 13.4

30.00 4% 7,272 12,357 10,157 8.2 7.7 8.2 8.0 15.0 13.6 15.0 13.9

31.00 8% 7,514 12,600 10,400 8.4 7.9 8.4 8.2 15.5 14.0 15.5 14.3

32.00 11% 7,757 12,842 10,642 8.6 8.1 8.6 8.4 16.0 14.5 16.0 14.8

33.00 15% 7,999 13,085 10,885 8.7 8.3 8.8 8.6 16.5 14.9 16.5 15.3

34.00 18% 8,242 13,327 11,127 8.9 8.5 9.0 8.7 17.0 15.4 17.0 15.7

35.00 21% 8,484 13,569 11,369 9.1 8.7 9.2 8.9 17.5 15.8 17.5 16.2

36.00 25% 8,726 13,812 11,612 9.3 8.9 9.4 9.1 18.0 16.3 18.0 16.7

Valuation Summary

Tower Valuation Matrix

8

Project Tower

Notes

1. Share price as of March 28, 2007

2. Aggregate Value including unconsolidated assets defined as Equity Value + Net Debt. Net debt is PF for proceeds of $73MM from sale of SCNI

3. Assumes PHONES valued at $900MM

4. Unconsolidated assets include Food Network ($800MM), CareerBuilder ($650MM), Comcast SportsNet ($150MM), Cubs ($450MM) and other interactive assets ($150MM)

5. Comparable companies include Gannett, Belo and Media General

= Comparable

Companies Mean / Median (5)

Unconsolidated Assets

$MM

Assumed

Value

Publishing Assets

Career Builder 650

Other Interactive Assets 150

Total Publishing $800

Broadcasting Assets

Chicago Cubs 450

Food Network 800

Comcast SportsNet 150

Total Broadcasting $1,400

Total Unconsolidated Assets 2,200

Tower Capitalization

$MM

Current Share Price (1) $31.13

FDSO (MM) 242.4

Equity Value $7,546

Debt(2) 5,260

Cash 175

Net Debt $5,085

$12,631

Less: Unconsolidated Assets 2,200

$10,431

Agg. Value (incl. Unconsolidated assets)

Agg. Value (excl. Unconsolidated assets)

Diversified Comparables Multiples

x

AV/EBITDA P/E

2007E 2008E 2007E 2008E

Gannett 8.0x 7.9x 11.9x 11.1x

Belo 8.7x 7.6x 17.9x 14.4x

Media General 7.8x 6.9x 16.8x 12.6x

Mean 8.1x 7.5x 15.5x 12.7x

Median 8.0x 7.6x 16.8x 12.6x

Summary of Selected Research Analyst Targets

Brokers Reporting Since Q4 Earnings Release

Notes

1. Based on share price of $31.13 as of March 28, 2007

2. Discounted one year at 11% cost of equity

3. Targets reflect private market valuations based on publicly announced review of strategic alternatives

4. Include Cubs BCF and SCNI OCF

9

• The Wall Street median target

price is $31

– Results in an implied

present value of $28 based

on an 11% cost of equity

• The private market value of

Tower, based on the analyst

median, is approximately $34

Hold

69%

Buy

15%

Sell

15%

Tower Broker Recommendations

12 Month Consensus

Valuation Summary

Source Management Plan, Wall Street research Source FactSet Source Wall Street research

Source Wall Street research

Project Tower

Private Market Value Consensus (3)

Firm Private market

Value ($)

UBS 34

Lehman 34

Wachovia 35

Deutsche Bank 25-35

Analyst Median 34

EBITDA Estimates (4)

$MM

2007E 2008E

Research

Low $1,203 $1,244

High 1298 1402

Median 1270 1277

Average 1265 1302

Mgmt. Plan 1270 1340

Wall Street Perspectives Since Q4 Earnings Release

2007 Estimates 2008 Estimates

Firm Rating Target

Price

% Upside to

Current Price(1)

PV of Price

Target(2)

Revenue

($ MM)

EBITDA

($ MM)

Margin

(%)

Revenue

($ MM)

EBITDA

($ MM)

Margin

(%)

Morgan Stanley NA NA - NA 5,322 1,234 23% 5,354 1,263 24%

UBS Neutral 34.00 9% $30.63 NA NA NA NA NA NA

A.G. Edwards Hold NA - NA 5,464 1,268 23% 5,497 1,277 23%

Prudential Underweight 27.00 (13)% 24.32 5,415 1,298 24% 5,722 1,402 24%

Credit Suisse Outperform 34.00 9% 30.63 5,417 1,286 24% 5,528 1,365 25%

Lehman Brothers Underweight 19.00 (39)% 17.12 NA NA NA NA NA NA

Wachovia Market Weight 30.00 (4)% 27.03 5,303 1,203 23% 5,398 1,244 23%

Citigroup Hold 33.00 6% 29.73 NA NA NA NA NA NA

Benchmark Market Weight 34.00 9% 30.63 NA NA NA NA NA NA

Bear Stearns Peer Perform 31.00 (0)% 27.93 5,382 1,270 24% 5,400 1,259 23%

Deutsche Bank Hold 31.00 (0)% 27.93 5,351 1,295 24% 5,383 1,305 24%

Analyst Median $31.00 (0)% $27.93 5,382 1,270 24% 5,400 1,277 24%

Preliminary Valuation Perspectives

Selected Public Market Trading Comparables

2007 and 2008 EBITDA Multiples Without Unconsolidated Assets

Project Tower

10

Notes

1. Based on share prices as of March 28, 2007

2. EBITDA includes stock-based compensation

8.6 8.4

7.1

14.1 13.2 12.6 11.6

8.7 7.8 8.0 8.7 8.4 8.4

0 2 4 6 8

10

12

14

16

Tower

Res.

Tower

Mgmt.

Belo Gannett Media

General

Journal

Reg

Lee NY Times McClatchy Hearst-

Argyle

LIN TV Gray Sinclair

AV / 2007E EBITDA (1)(2)

(x)

8.2 8.0 7.9 7.6 6.9

8.9 8.6 8.2

7.1

11.8

10.9 10.1 10.0

0

2

4

6

8

10

12

14

Tower

Res.

Tower

Mgmt.

Gannett Belo Media

General

Journal

Reg

Lee NY Times McClatchy Hearst-

Argyle

Sinclair Gray LIN TV

AV / 2008E EBITDA (1)(2)

(x)

Diversified Publishing Pure Play Publishing Broadcasting Tower

Diversified Publishing Pure Play Publishing Broadcasting Tower

Implied Tower Share Price Based on Mgmt. Plan

$MM

Low High

2007E Tower Multiple 8.0x 8.5x

Tower EBITDA (excl. Cubs BCF) $1,245 $1,245

Implied Tower Aggregate Value $9,957 $10,579

Less: Net Debt (5,085) (5,085)

Plus: Unconsolidated Assets 2,200 2,200

Implied Tower Equity Value $7,071 $7,694

FDSO 242.4 242.4

Implied Tower Value Per Share $29.17 $31.74

Valuation Summary

Selected Private Market Precedent Transactions

Newspapers and TV Broadcasting

Project Tower

11

10.2

11.5

9.5 8.8

0

4

8

12

16

Avista/

Star Tribune

Philadelphia

Media /

Philadelphia

Inquirer

Media News & Hearst /

McClatchy

Newspapers

McClatchy/

Knight Ridder

6.7

Selected Newspaper Precedent Transactions

Aggregate Value / Trailing EBITDA (x)

Notes

1. Assumes 2006 EBITDA for Star Tribune of $79MM. Purchase price excluding tax benefit of $160MM would result in a 6.7x multiple

2. Purchase price includes pension liability of $47MM

3. 9.5x forward multiple excluding non-core assets, 8.7x with synergies and 11.0x post asset sales

4. Based on forward BCF

5. Based on trailing BCF

6. Based on 2005-2006 blended BCF multiple

7. Based on 2004-2005 blended BCF multiple

6,500

Mar

2006

562

May

2006

1,000

Apr

2006

690

Dec

2006 Date:

14.0

11.5 12.4

10.0

14.6 14.9

0

10

20

30

Oak Hill/

NYT

Sunbeam /

Tribune

Boston

Freedom /

Tribune

Albany

Gannett /

Tribune

Atlanta

Hearst

Argyle /

Emmis

Orlando

MEG/

NBC

Stations

Selected TV Broadcasting Precedent Transactions

Aggregate Value / BCF (x)

Purchase

Price

($MM):

Date: Apr

2006

600

Jan

2007

575

Purchase

Price

($MM):

Sep

2006

114

Jun

2006

17

Jun

2006

180

May

2006

218

Median: 9.9x

Median: 13.2x

(1)

(2)

(3)

Sources Company data, Wall Street estimates

(5)

(5)

(7) (4)

(6)

(4)

Private Market Valuation

$MM

Low High

2007E Tower Publ. Multiple 7.0x 9.0x

Tower Publ. EBITDA $863 $863

Implied Publ. Aggregate Value $6,041 $7,767

2007E Tower Broad. Multiple 10.0x 12.0x

Tower Broad. EBITDA $382 $382

Implied Broad. Aggregate Value $3,816 $4,579

Implied Tower Aggregate Value $9,857 $12,346

Less: Net Debt (5,085) (5,085)

Plus: Unconsolidated Assets 2,200 2,200

Implied Tower Equity Value $6,971 $9,461

FDSO 242.4 242.4

Implied Tower Value Per Share $28.76 $39.03

Source Company filings, company press releases

Source Company press release

Valuation Summary

McClatchy Acquisition of Knight Ridder

Transaction Overview

12

Key Transaction Terms

• Consideration:(1) - $40 per share in cash

- 0.5118 McClatchy Class A shares

(fixed exchange ratio)

- $4.5Bn equity value

- $6.5Bn aggregate value

• 12 newspapers with daily circulation of 1.5MM (86%

of which is Philadelphia, Bay Area, Akron, and St.

Paul) and ’05 EBITDA of $219MM are scheduled for

divestiture

• Governance: 2 Knight Ridder directors were asked to

join the McClatchy Board of Directors

Offer Price Sensitivity

• On March 13, 2006,

McClatchy and Knight Ridder

entered into a definitive

agreement under which

McClatchy acquired Knight

Ridder in a transaction

valued at $67.25 per share(1)

• The combined Company has

32 daily newspapers and

approximately 50 non-dailies

and total daily circulation of

3.2MM (pro forma for

divestiture of 12 Knight

Ridder papers)

– Second largest newspaper

company in the U.S. based

on circulation

Notes

1. $40 per share in cash consideration and 0.5118 shares of McClatchy Class A common stock. $67.25 merger consideration based on McClatchy closing price of $53.24 as of March 10, 2006

2. Based on transaction value of $6.5Bn and assuming $0 value for Knight Ridder’s off-balance sheet assets and $638MM of 2005 Knight Ridder EBITDA (pro forma for acquisition of Boise, Olympia, and Bellingham newspapers)

3. Adjusted for $0.18 dividend paid on 3/13/06

4. Includes Akron Beacon Journal (OH), Duluth News Tribune (MN), Grand Forks Herald (ND), Fort Wayne News-Sentinel (IN), Aberdeen American News (SD),

Wilkes-Barre Times Leader (PA)

Valuation and Multiples

• Implied value per share: $67.25(1)

• Premium to last close (3/10/06): 3.5%

• Premium to unaffected (10/31/05): 26.0%

• Pro forma leverage: 4.8x Debt / ’05 PF EBITDA (preasset

divestitures)

Source Company press release

Project Tower

Asset Sales

($MM)

Estimated

Pre-Tax Pre-Tax After-Tax After-Tax

Transaction Proceeds Multiple Proceeds Multiple

Northern California /

St. Paul $1,000 11.5x $705 8.1x

Philadelphia 562 10.1 426 7.7

Other(4) 538 8.1 368 5.5

Total 2,100 10.2x $1,498 7.3x

PF Multiple Paid

w/out Synergies: 11.0x

PF Leverage: 3.8x

McClatchy Shares Knight Ridder Consideration

Price

% of 3/10/06

Price

Total Offer

Value

'05 EBITDA

Multiple

10/31/2005 $62.68 18% $72.08 10.7x

11/14/2005 66.17 24% 73.87 10.9x

3/10/2006 53.24 0% 67.25 10.2x

3/13/2006(3) 51.73 (3%) 66.48 10.1x

4/13/2006(3) 47.18 (11%) 64.15 9.9x

6/26/2006(3) 40.63 (24%) 60.79 9.5x

No Synergies

(Incl. Unconsolidated

Assets)

With $60MM

of Announced

Synergies

No Synergies

(Excl. Unconsolidated

Assets)

'05 EBITDA(2) 10.2x 9.3x 9.5x

'06 EBITDA 9.9x 9.1x 9.2x

Implied Share Price(1)(2)

Management Plan

Broadcasting

2007E EBITDA Publishing 2007E EBITDA Multiple (4)

Multiple(3) 7.0x 7.5x 8.0x 8.5x 9.0x 9.5x

8.5x $26.40 $28.18 $29.96 $31.74 $33.52 $35.30

9.0x 27.19 28.97 30.75 32.53 34.31 36.09

9.5x 27.97 29.75 31.53 33.31 35.09 36.87

10.0x 28.76 30.54 32.32 34.10 35.88 37.66

10.5x 29.55 31.33 33.11 34.89 36.67 38.45

11.0x 30.33 32.11 33.89 35.67 37.45 39.23

11.5x 31.12 32.90 34.68 36.46 38.24 40.02

12.0x 31.91 33.69 35.47 37.25 39.03 40.81

12.5x 32.69 34.48 36.26 38.04 39.82 41.60

Sum-of-the-Parts Valuation Perspectives

Note

1. Based on FDSO of 242.4MM, net debt of $5,085MM (pro forma for proceeds from sale of SCNI) and unconsolidated assets of $2,200MM (Food Network

($800MM), CareerBuilder ($650MM), Comcast SportsNet ($150MM), Cubs ($450MM) and other interactive assets ($150MM))

2. Corporate overhead has been allocated to Publishing and Broadcasting based on 2007E revenue contribution

3. Based on Broadcasting EBITDA including stock-based compensation of $382MM (exluding $19MM for Cubs)

4. Based on Publishing EBITDA including stock-based compensation of $863MM

13

Valuation Summary Project Tower

Public Market Valuation Private Market Valuation

Public Market Valuation

$MM

Low High

2007E Tower Publ. Multiple 7.5x 8.0x

Tower Publ. EBITDA $863 $863

Implied Publ. Aggregate Value $6,473 $6,904

2007E Tower Broad. Multiple 9.0x 11.0x

Tower Broad. EBITDA $382 $382

Implied Broad. Aggregate Value $3,434 $4,197

Implied Tower Aggregate Value $9,907 $11,101

Less: Net Debt (5,085) (5,085)

Plus: Unconsolidated Assets 2,200 2,200

Implied Tower Equity Value $7,021 $8,216

FDSO 242.4 242.4

Implied Tower Value Per Share $28.97 $33.89

Private Market Valuation

$MM

Low High

2007E Tower Publ. Multiple 7.0x 9.0x

Tower Publ. EBITDA $863 $863

Implied Publ. Aggregate Value $6,041 $7,767

2007E Tower Broad. Multiple 10.0x 12.0x

Tower Broad. EBITDA $382 $382

Implied Broad. Aggregate Value $3,816 $4,579

Implied Tower Aggregate Value $9,857 $12,346

Less: Net Debt (5,085) (5,085)

Plus: Unconsolidated Assets 2,200 2,200

Implied Tower Equity Value $6,971 $9,461

FDSO 242.4 242.4

Implied Tower Value Per Share $28.76 $39.03

Project Tower

Valuation Summary

Premiums Paid in Public-to-Private Transactions

Selected Transactions > $5Bn

Premium Paid in Public-to-Private Transactions (Deals of $5.0 Bn or more since 2004)

Date Announced	Target	Acquiror	Trans. Value ($ Bn)	Price Per Share ($)	Premium to: Day Prior	1 Week Avg	4 Week Avg	3 Month Avg	6 Month Avg
26-Feb-07	TXU Corp	KKR, TPG	45.0	69.25	23.5%	22.0%	24.8%	25.2%	17.8%
19-Nov-06	Equity Office Properties	Blackstone	39.0	55.50	23.7%	27.2%	30.7%	38.1%	45.0%
24-Jul-06	HCA Inc	Investor Group	32.1	51.00	6.5%	12.3%	16.6%	16.6%	12.3%
18-Dec-06	Harrah's Entertainment Inc	Apollo, TPG	27.9	90.00	9.5%	12.7%	14.5%	20.1%	29.4%
29-May-06	Kinder Morgan Inc	Investor Group	27.5	107.50	27.4%	28.7%	24.4%	20.1%	17.1%
16-Nov-06	Clear Channel Comms Inc	Investor Group	26.7	37.60	10.2%	9.1%	11.8%	22.4%	24.2%
13-Nov-05	Georgia-Pacific Corp	Koch Forest Products Inc	20.5	48.00	38.5%	43.4%	49.2%	47.9%	46.2%
15-Sep-06	Freescale Semiconductor Inc	Firestone Holdings LLC	17.5	40.00	6.6%	11.5%	27.2%	35.9%	35.7%
22-Jan-06	Albertsons Inc	SuperValu, Investor Group	17.4	26.29	9.0%	12.2%	18.4%	11.3%	13.6%
8-Oct-06	Cablevision Systems Corp	Investor Group	16.5	27.00	12.8%	15.6%	15.7%	19.3%	21.5%
27-Jun-06	Univision Communications Inc	Investor Group	13.4	36.25	13.2%	8.5%	3.4%	3.3%	7.4%
13-Dec-06	Quantas Airways	Investor Group	13.1	4.41	10.5%	9.1%	19.5%	36.0%	56.7%
18-Dec-06	Biomet Inc	Investor Group	10.9	44.00	4.8%	5.4%	12.6%	20.7%	27.4%
28-Mar-05	SunGard Data Systems	Investor Group	10.8	36.00	14.1%	14.5%	33.0%	34.0%	35.5%
26-Feb-07	Station Casinos Inc	Colony Capital	8.5	90.00	7.6%	7.9%	8.2%	11.4%	27.0%
2-Aug-04	Cox Communications	Cox Enterprises	8.4	34.75	26.0%	23.6%	24.1%	17.6%	12.4%
1-May-06	ARAMARK Corp	Investor Group	8.2	33.80	20.2%	21.8%	19.2%	19.3%	23.4%
24-Nov-06	ASE Group	Carlyle Group	6.4	5.94	12.9%	15.2%	22.8%	22.6%	25.3%
29-Aug-05	PanAmSat Holding Corp	Intelsat Ltd	6.3	25.00	26.3%	26.1%	25.9%	24.6%	31.3%
17-Mar-05	Toys "R" Us Inc	Investor Group	6.1	26.75	8.0%	11.4%	16.1%	23.7%	33.0%
30-Jun-06	Michaels Stores Inc	Investor Group	5.6	44.00	15.8%	16.3%	15.6%	15.8%	22.7%
2-May-05	Neiman Marcus Group Inc	Investor Group	5.2	100.00	1.7%	1.7%	6.3%	21.9%	33.1%
12-Dec-06	Sabre Holdings Corp	TPG, Silver Lake	5.0	32.75	7.6%	14.5%	19.9%	29.4%	40.0%
				Mean:	**14.6%**	**16.1%**	**20.0%**	**23.3%**	**27.7%**
				Median:	**12.8%**	**14.5%**	**19.2%**	**21.9%**	**27.0%**
	Tower	Zell / ESOP		$33.00	6.1%	9.0%	9.9%	8.4%	5.0%

Source: Public filings and FactSet

Morgan Stanley

14

Project Tower Section 3 Leveraged Recap / Broadcasting Spin Alternative

Project Tower

Leveraged Recap / Broadcasting Spin Alternative

Recapitalization Transaction Overview

Recapitalization with Broadcasting Spin; $17.50 Dividend

- **The Recapitalization contemplates a pro-rata distribution of $17.50 per share**
- **Following the tax-free separation of Broadcasting from Publishing, existing Tower shareholders would continue to own 100% of both businesses**

Summary of Unconsolidated Assets

$MM

Asset	Assumed Value
Publishing Assets	
Food Network	$800
CareerBuilder	650
Other Interactive Assets	150
Total Publishing	$1,600
Broadcasting Assets	
None	NA

Transaction Overview

Transaction Steps

- Tower leverages up to 6.8x LTM consolidated adjusted EBITDA (6.2x excluding PHONES)
  - Debt proceeds used to pay a special dividend per share of approximately $17.50 to all Tower shareholders
- Broadcasting leveraged to 7.1x
  - Debt proceeds used to repay debt at Tower
- Tax-free spin-off of Broadcasting to all Tower shareholders
- Cubs and Comcast SportsNet sold

Pro Forma Publishing Asset Portfolio

- All existing newspapers excluding SCNI
- CareerBuilder (42.5%) and Other Interactive Assets
- Food Network (31.3%)
- Tribune Media Services
- LA Recycler and Various Real Estate

Pro Forma Broadcasting Asset Portfolio

- All existing TV broadcasting stations and Superstation
- WGN Radio
- Tribune Entertainment

Assets to be Sold

- Cubs, Comcast SportsNet (25.3%) and SCNI [1]

Transaction Outcome


Tower Shareholders
100%
100%
Publishing
Special Cash Dividend
Broadcasting

- Tower shareholders own 100% of the Publishing business and 100% of the Broadcasting business
- Tower does not incur corporate tax on the spin-off
- Tower shareholders receive a special dividend of approximately $17.50 per share
- Tower shareholders are subject to tax on the cash dividend at long-term rates (15% federal rate for individuals)

Morgan Stanley

Notes
1. Company has announced the sale of SCNI to Gannett for $73MM

15

Selected Largest Special Dividends (1)

Dividend

Declared Amount Special Dividend Credit Rating (2) Price Impact Excess Return(3)

Company Date (MM) Amount Yield Pre Div. Post Div. T+1 T+30 T+1 T+30

Microsoft 07/20/04 $32,640 $3.00 10.6% AA AA 1.3% (1.8%) 0.6% (1.2%)

Tower - $17.50 Dividend Illustrative $4,357 $17.50 56.2% Ba1 / BB+ (-) B1 / B+ NA NA NA NA

Cablevision 04/07/06 $2,896 $10.00 37.0% B1 B1 (-) 0.9% (23.1%) 2.0% (24.4%)

Caremark Rx Inc 01/16/07 $2,526 $6.00 10.6% BBB BBB (1.0%) 11.4% (1.1%) 9.7%

Health Management Assoc 01/17/07 $2,407 $10.00 48.5% BBB B+ 2.6% (1.5%) 2.7% (3.2%)

Alberto-Culver Co 06/19/06 $2,319 $25.00 53.6% Baa1 / BBB+ Baa2 / BBB- 2.0% (0.3%) 2.0% 0.9%

Dean Foods Co 03/02/07 $1,926 $15.00 33.0% Ba1 / BB+ Ba1 (-) / BB 3.6% NA 4.8% NA

Clear Channel Communications 04/29/05 $1,644 $3.00 9.4% Baa3 / BBB- Baa3 (-)/ BBB- (-) (0.2%) (7.1%) (1.4%) (12.0%)

Ashland Inc 09/14/06 $725 $10.20 16.1% BBB- BB+ 1.3% 4.5% 1.4% 0.9%

Potlatch 09/19/05 $440 $15.15 27.2% BB+ BB (2.3%) (15.9%) (2.3%) (11.8%)

Saks 10/03/06 $548 $4.00 23.4% B+ (+) B+ (+) 2.7% 12.2% 2.5% 9.4%

Scotts Miracle-Gro 12/12/06 $500 $7.68 15.1% Ba1 / BB Ba1 (-) / BB 5.0% 3.4% 5.1% 3.2%

Longview Fibre 06/14/06 $385 $7.54 30.1% Ba3 B1 0.4% (24.6%) (0.2%) (26.1%)

Montpelier Re Holdings 02/25/05 $342 $5.50 14.0% BBB (+) BBB (+) 0.7% (12.9%) (0.2%) (10.5%)

Banta 09/14/06 $386 $16.00 33.9% NA Ba2 / BB (-) (1.5%) (0.7%) (1.4%) (4.3%)

Great Atlantic & Pacific Tea 04/04/06 $298 $7.25 20.9% B3 / B- B3 (-) / B- 1.1% (21.6%) 0.5% (22.3%)

Commonwealth Telephone Ent. 05/03/05 $275 $13.00 27.8% NA NA 8.4% 13.3% 8.5% 9.9%

Sun-Times Media Group Inc 01/27/05 $272 $3.00 20.8% NA NA (1.0%) (20.7%) (1.1%) (23.9%)

Marcus 01/17/06 $213 $7.00 30.7% NA NA (6.2%) 2.6% (5.8%) 3.2%

Emmis Communications 09/18/06 $149 $4.00 34.0% Ba3 / B+ Ba1 / B 2.0% (0.3%) 2.0% (3.8%)

Mean (5) 10.8% 0.8% (1.3%) 0.7% (2.0%)

Median (5) 2.8% 0.9% 0.3% 0.8% 0.2%

(4)

Leveraged Recap / Broadcasting Spin Alternative

Precedent Special Dividends

Project Tower

Notes

1. Includes cash dividends by index members at the time of announcement

2. Credit ratings are based on Corporate Family Rating for Moody’s and Corporate Credit Rating for S&P. (-) / (+) indicates negative / positive outlook

3. Share price appreciation less return in the S&P 500 over the same period

4. Denotes illustrative rating for Tower. Illustrative rating for Broadcasting SpinCo is B1/B+ to Ba3/BB-

5. Excludes Tower 16

• A $17.50 special dividend

would represent the second

largest special dividend in

aggregate dollar value and

the largest as a percent of

current stock price in the last

two years

Project Tower

Leveraged Recap / Broadcasting Spin Alternative

Pro Forma Capitalization – $17.50 Dividend

Pro Forma Tower Capitalization - $17.50 Dividend	Actual 12/31/2006	Q1 Cash Flow Adjustments	Projected 3/31/2007 [1]	Recapitalization Adjustments	Pro Forma 3/31/2007	Q2 & Q3 Adjustments	Projected 9/30/2007	Spin-off Adjustments	Pro Forma 9/30/2007	Sale of Cubs / Comcast	Pro Forma 9/30/2007
Pro Forma Capitalization - Publishing (Parent)											
Cash and Cash Equivalents	175	10	185		185	(10)	175		175		175
Roll-over Notes	1,526	(5)	1,521		1,521	(9)	1,512		1,512		1,512
Term Loan A	1,500		1,500	(1,500)							
Bridge Loan	1,310	(70)	1,240 [3]	(1,240)							
Other Existing Debt [4]	97		97	(97)							
Total Existing Debt	4,433		4,358 [3]		1,521		1,512		1,512		1,512
New Term Loan A				2,500	2,500	(55)	2,445	(2,445)			
New Term Loan B				4,695	4,695	(126)	4,569	(376) [5]	4,193	(602)	3,591
Total Debt (excl. PHONES)	4,433		4,358	7,195	8,716		8,526	(2,821)	5,705		5,103
PHONES	900		900		900		900		900		900
Total Debt (incl. PHONES)	5,333		5,258	7,195	9,616		9,426		6,605		6,003
Proceeds from Exercised Options				143	143		143		143		143
Total Sources					9,759				6,748		6,146
Credit Statistics											
LTM PF Adj. EBITDA	$1,437	$1,423	$1,412		$1,412		$1,390		$986		$947
1st Priority Guaranteed Debt / LTM PF Adj. EBITDA					5.1x		5.0x		4.3x		3.8x
Senior Debt / LTM PF Adj. EBITDA	3.1x		3.1x		6.2x		6.1x		5.8x		5.4x
Total Debt / LTM PF Adj. EBITDA	3.7x		3.7x		6.8x		6.8x		6.7x		6.3x
Pro Forma Capitalization - Broadcasting											
								Spin-off Adjustments	**Pro Forma 09/30/07**		**Pro Forma 09/30/07**
New Term Loan A								250	250		250
New Term Loan B								1,600	1,600		1,600
Bank Debt									1,850		1,850
New Senior Sub Notes								1,000	1,000		1,000
Total Debt									2,850		2,850
Credit Statistics											
LTM PF Adj. EBITDA									$401		$401
Senior Debt / LTM PF Adj. EBITDA									4.6x		4.6x
Total Debt / LTM PF Adj. EBITDA									7.1x		7.1x

Notes

1. Shown pro forma for sale of SCNI and Hoy newspapers
2. Includes fees of $144MM
3. Assumes Q1 cash flow / excess cash is used toward paydown of the existing bridge loan
4. Includes capitalized Real Estate Option and Swaps and Other obligations
5. Includes $33MM fee rebate at the time of the Spin-off

Morgan Stanley

17

1.50

3.64

$21.18

$23.31

17.50 17.50

2.17 2.17

0

5

10

15

20

25

30

35

40

7.5x

9x

7.5x

11x

1.84

4.05

$24.04

$26.24

17.50 17.50

4.69 4.69

0

5

10

15

20

25

30

35

40

7.5x

9x

7.5x

11x

Management Downside Case A (4)

$ / Share

4.54

7.30

$31.37

$34.13

17.50 17.50

9.33 9.33

0

5

10

15

20

25

30

35

40

7.5x

9x

7.5x

11x

Research Case

$ / Share

4.69

7.46

$31.77

$34.55

17.50 17.50

9.58 9.58

0

5

10

15

20

25

30

35

40

7.5x

9x

7.5x

11x

Management Plan

$ / Share

Leveraged Recap / Broadcasting Spin Alternative

Recapitalization Package Value – 7.5x Publishing Multiple

Includes Upfront Cash Distribution and Publishing and Broadcasting Equity Values (1)

Project Tower

18

Cash Distribution Publishing Equity Value (3)

Notes

1. Assumes unconsolidated assets currently valued at $1,600MM (Food Network: $800MM; CareerBuilder: $650MM; Other Interactive Assets: $150MM) and that unconsolidated asset value grows at 8% per year

2. Assumed forward EBITDA multiple at year end 2009

3. For each scenario, equity values are based on PV of projected stock price at year end 2009, assuming a 11% cost of equity

4. Management Downside Case A projects flat Broadcasting OCF and a 2% decline in publishing revenue per year. Management Downside Case B projects a 1%

decline in Broadcasting OCF and a 3% decline in publishing revenue per year

Publishing: (2)

Broadcasting: (2)

Broadcasting Equity Value (3)

Projected Equity Value

in 2009 ($/Share):

- Broadcasting

- Publishing

$6.00

$12.77

$5.80

$12.43

$2.22

$6.25

$9.70

$12.77

$9.48

$12.43

$5.15

$6.25

Management Downside Case B (4)

$ / Share

$2.26

$3.71

$5.90

$3.71

1.50

3.64

$22.07

$24.20

17.50 17.50

3.06 3.06

0

5

10

15

20

25

30

35

40

8x

9x

8x

11x

1.84

4.05

$25.08

$27.28

17.50 17.50

5.74 5.74

0

5

10

15

20

25

30

35

40

8x

9x

8x

11x

Management Downside Case A (4)

$ / Share

4.54

7.30

$32.68

$35.44

17.50 17.50

10.64 10.64

0

5

10

15

20

25

30

35

40

8x

9x

8x

11x

Research Case

$ / Share

4.69

7.46

$33.13

$35.90

17.50 17.50

10.94 10.94

0

5

10

15

20

25

30

35

40

8x

9x

8x

11x

Management Plan

$ / Share

Leveraged Recap / Broadcasting Spin Alternative

Includes Upfront Cash Distribution and Publishing and Broadcasting Equity Values (1)

Project Tower

19

Cash Distribution Publishing Equity Value (3)

Notes

1. Assumes unconsolidated assets currently valued at $1,600MM (Food Network: $800MM; CareerBuilder: $650MM; Other Interactive Assets: $150MM) and that unconsolidated asset value grows at 8% per year

2. Assumed forward EBITDA multiple at year end 2009

3. For each scenario, equity values are based on PV of projected stock price at year end 2009, assuming a 11% cost of equity

4. Management Downside Case A projects flat Broadcasting OCF and a 2% decline in publishing revenue per year. Management Downside Case B projects a 1%

decline in Broadcasting OCF and a 3% decline in publishing revenue per year

Publishing: (2)

Broadcasting: (2)

Broadcasting Equity Value (3)

Projected Equity Value

in 2009 ($/Share):

- Broadcasting

- Publishing

$6.00

$14.58

$5.80

$14.18

$2.22

$7.64

$9.70

$14.58

$9.48

$14.18

$5.15

$7.64

Management Downside Case B (4)

$ / Share

$2.26

$5.23

$5.90

$5.23

Recapitalization Package Value – 8x Publishing Multiple

$1.29

$2.17

$3.06

$3.95

0

3

6

9

12

15

7.0x 7.5x 8.0x 8.5x

$3.65

$4.69

$5.74

$6.78

0

3

6

9

12

15

7.0x 7.5x 8.0x 8.5x

Management Downside Case A (4)

$ / Share

$8.01

$9.33

$10.64

$11.96

0

3

6

9

12

15

7.0x 7.5x 8.0x 8.5x

Research Case

$ / Share

$8.23

$9.58

$10.94

$12.29

0

3

6

9

12

15

7.0x 7.5x 8.0x 8.5x

Management Plan

$ / Share

Projected

Equity Value

in 2009 ($/Share):

Leveraged Recap / Broadcasting Spin Alternative

Pro Forma Publishing Equity Value Per Share

Based on Forward EBITDA Multiple at Year End 2009 (1)

Project Tower

20

Multiple: (2)

Notes

1. Assumes unconsolidated assets currently valued at $1,600MM (Food Network: $800MM; CareerBuilder: $650MM; Other Interactive Assets: $150MM) and that unconsolidated asset value grows at 8% per year

2. Assumed forward EBITDA multiple at year end 2009

3. For each scenario, equity values are based on PV of projected stock price at year end 2009, assuming a 11% cost of equity

4. Management Downside Case A projects a 2% decline in publishing revenue per year. Management Downside Case B projects a 3% decline in publishing revenue per year

Publishing Equity Value (2)

$10.96 $12.77 $14.58 $10.68 $12.43 $14.18 $4.86 $6.25 $7.64 $16.38 $15.93 $9.03

Management Downside Case B (4)

$ / Share

$2.20 $3.71 $5.23 $6.75

Following Dividend, Spin and Sale of Assets (1)

Leveraged Recap / Broadcasting Spin Alternative

Pro Forma Publishing Leverage Profile – $17.50 Dividend

21

Project Tower

Notes

1. Assumes Cubs, Comcast SportsNet, SCNI and LA Recycler are sold and that Food Network is transferred to Publishing

2. Assumes 2007 Adjusted Publishing EBITDA of $961MM, $952MM, $922MM, $889MM for Management Plan, Research Case and Management Downside A and B,

respectively. All Adjusted EBITDA figures include equity income from unconsolidated assets and exclude stock-based compensation expense

3. Free Cash Flow defined as EBITDA – Capex – Investment in Working Capital – Taxes – Net Interest Expense – Investments in Interactive & Publishing (incl.

$175MM in exercised option on TMCT real estate)

166

-16

176

199 179

4

216

253

403

319

76

234 276

356

209

7

-100

0

100

200

300

400

500

PF'07 '08 '09 '10

Free Cash Flow (2)(3)

$MM

Management Downside Case A

Research Case

Management Plan

5.9

6.7

7.0

7.2 7.2

6.5 6.5 6.4

6.3

4.9

5.5

5.9

6.2 6.4

4.9

5.4

6.2

6.5

4.0x

5.0x

6.0x

7.0x

8.0x

PF

Q3'07

PF'07 '08 '09 '10

Total Debt / Adj. EBITDA (2)

x (including PHONES)

Management Downside Case A

Research Case

Management Plan

3.0

2.3 2.3

2.2

2.4

2.6 2.6

3.3

3.0

2.6

3.3

2.3

2.7

2.2

1.0x

1.5x

2.0x

2.5x

3.0x

3.5x

4.0x

PF'07 '08 '09 '10

Adj. EBITDA / Interest (2)

x

Research Case

Management Plan

• Free cash flow assumes

Tower exercises option to

acquire real estate owned by

the TMCT partnerships for

$175MM as per management

business plan

Management Downside Case B Management Downside Case B

Management Downside Case A

Management Downside Case B

Total Publishing Debt (incl PHONES)

$Bn

Period

Mgmt

Plan

Research

Case

Mgmt

Down. A

Mgmt

Down. B

PF Q3'07 $6.6 $6.6 $6.6 $6.6

2007 6.0 5.9 6.0 6.0

2008 5.9 5.9 6.0 6.0

2009 5.7 5.6 5.7 5.8

2010 5.3 5.1 5.5 5.6

$1.50

$2.57

$3.64

0

3

6

9

12

9.0x 10.0x 11.0x

Management Downside Case B (3)

$ / Share

$4.69

$6.07

$7.46

0

3

6

9

12

9.0x 10.0x 11.0x

Management Plan

$ / Share

Multiple: (1)

$1.84

$2.95

$4.05

0

3

6

9

12

9.0x 10.0x 11.0x

Management Downside Case A (3)

$ / Share

$4.54

$5.92

$7.30

0

3

6

9

12

9.0x 10.0x 11.0x

Research Case

$ / Share

Leveraged Recap / Broadcasting Spin Alternative

Pro Forma Broadcasting Equity Value Per Share

Based on Forward EBITDA Multiple at Year End 2009 (1)

Project Tower

22

Broadcasting Equity Value (2)

Notes

1. Assumed forward EBITDA multiple at year end 2009

2. For each scenario, equity values are based on PV of projected stock price at year end 2009, assuming a 11% cost of equity

3. Management Downside Case A projects flat Broadcasting OCF. Management Downside Case B projects a 1% decline in Broadcasting OCF per year

Projected

Equity Value

in 2009 ($/Share):

$6.00 $7.85 $9.70 $5.80 $7.64 $9.48 $2.22 $3.68 $5.15 $2.26 $4.08 $5.90

Following Dividend and Spin (1)

Leveraged Recap / Broadcasting Spin Alternative

Pro Forma Broadcasting Leverage Profile – $17.50 Dividend

23

Project Tower

Notes

1. Assumes Cubs and Comcast SportsNet are sold and that Food Network is transferred to Publishing

2. Assumes 2007 Adjusted Broadcasting EBITDA of $390MM, $393MM, $382M, $382MM for Management Plan, Research Case and Management Downside Case A

and B, respectively. All Adjusted EBITDA figures include equity income from unconsolidated assets and exclude stock-based compensation expense

3. Free Cash Flow defined as EBITDA – Capex – Investment in Working Capital – Taxes – Net Interest Expense

60

70

77

70

62 62

64

88

102

125

100

67

139

120

65

0

50

100

150

200

PF'07 '08 '09 '10

Free Cash Flow (2)(3)

$MM

Management Downside Case A

Research Case

Management Plan

6.2

7.4

7.3

7.1 7.2 7.3

7.1

6.9

5.3

5.9

6.4

7.2

6.9

5.2

5.7

7.3

7.4

7.0

4.0x

5.0x

6.0x

7.0x

8.0x

PF

Q3'07

PF'07 '08 '09 '10

Total Debt / Adj. EBITDA (2)

x (including PHONES)

Management Downside Case A

Research Case

Management Plan

2.2

1.7 1.7

1.8 1.8

1.7

1.8

1.9

2.4

2.2

2.0

1.8

2.4

2.0

1.0x

1.5x

2.0x

2.5x

3.0x

PF'07 '08 '09 '10

Adj. EBITDA / Interest (2)

x

Research Case

Management Plan

Management Downside Case B Management Downside Case B

Management Downside Case A

Management Downside Case B

Total Broadcasting Debt

$Bn

Period

Mgmt

Plan

Research

Case

Mgmt

Down. A

Mgmt

Down. B

PF Q3'07 $2.9 $2.9 $2.9 $2.9

2007 2.8 2.8 2.8 2.8

2008 2.7 2.7 2.8 2.8

2009 2.6 2.6 2.7 2.7

2010 2.5 2.5 2.6 2.6

Project Tower Appendix A Tower Financial Projections Overview

1,258 1,295 1,324 1,357 1,381

1,216 1,172 1,129 1,084

1,021

1,183

1,110

1,037

969

888

1,381 1,386 1,359 1,333

1,264

800

1,000

1,200

1,400

1,600

1,800

2007E 2008E 2009E 2010E 2011E

Management Plan Research Case Management Downside Case A Management Downside Case B

Tower Consolidated EBITDA (2)(3)

$MM

Margin (%) 23.6 23.6 22.9 22.5 24.5 23.9 22.3 21.5 24.8 24.1 21.9 20.5 24.8 24.1 21.9 20.5 24.7 24.5 20.2 18.3

Tower Financial Projections Overview

Tower Consolidated Projections

Management, Research and Management Downside Cases (1)

Project Tower

24

CAGR ’07E–’11E

Mgmt Case 2.2%

Research Case 2.4%

Mgmt Downside Case A (4.3%)

Mgmt Downside Case B (6.9%)

5,301 5,249 5,163 5,114 5,057

5,260 5,152 5,049 4,948 4,850

5,582 5,554 5,484 5,449 5,347

5,646 5,573 5,499 5,430 5,341

4,000

4,500

5,000

5,500

6,000

6,500

7,000

2007E 2008E 2009E 2010E 2011E

Management Plan Research Case Management Downside Case A Management Downside Case B

Tower Consolidated Revenue (2)

$MM

CAGR ’07E–’11E

Management Plan 1.1%

Research Case 1.4%

Mgmt Downside Case A (1.2%)

Mgmt Downside Case B (2.0%)

Source Management Business Plan and Wall Street research

Source Management Business Plan and Wall Street research

• For Tower Consolidated we have

analyzed four sets of projections

for the period 2007E - 2011E

– Management Plan based on

Management’s Revised

Operating Budget received on

March 17, 2007

– Research Case based on

current Wall Street consensus

– Management Downside A

projects a 2% annual decline in

Publishing revenue and flat

Broadcasting OCF as per

management projections as of

March 17, 2007

– Management Downside B

projects a 3% annual decline in

Publishing revenue and a 1%

annual decline Broadcasting

OCF as per management

projections as of March 17, 2007

Note

1. Management Plan and Management Downside Cases based on March 2007 revised Tower financial package

2. All cases are pro forma for sale of SCNI and Albany, Atlanta and Boston TV stations

3. Includes stock-based compensation expense and allocated corporate overhead based on revenue contribution

Consolidated Historical Financials (2)

$MM 2003A 2004A 2005A 2006A

Revenue $5,456 $5,591 $5,473 $5,395

% Growth 3.9% 2.5% (2.1)% (1.4)%

EBITDA (3) $1,543 $1,410 $1,361 $1,301

% Growth 7.9% (8.6)% (3.5)% (4.4)%

% Margin 28.3% 25.2% 24.9% 24.1%

854 856 864 875 879

824 782 739 695

632

791

723

654

592

515

911 902 891 881 863

400

600

800

1,000

1,200

2007E 2008E 2009E 2010E 2011E

Management Plan Research Case Management Downside Case A Management Downside Case B

Publishing EBITDA (2)(3)

$MM

Tower Financial Projections Overview

Publishing Projections

Management, Research and Management Downside Cases (1)

Project Tower

25

3,908 3,829 3,752 3,676 3,601

3,867

3,750

3,638

3,528

3,421

4,052 4,023 3,997 3,968 3,946 3,991 3,969 3,948 3,960 3,931

3,000

3,500

4,000

4,500

5,000

2007E 2008E 2009E 2010E 2011E

Management Plan Research Case Management Downside Case A Management Downside Case B

Publishing Revenue (2)

$MM

Source Management Business Plan and Wall Street research

Source Management Business Plan and Wall Street research

• For the Publishing business

we have analyzed four sets

of projections for the period

2007E - 2011E

CAGR ’07E–’11E

Mgmt Case 1.4%

Research Case 0.7%

Mgmt Downside Case A (6.4%)

Mgmt Downside Case B (10.2%)

CAGR ’07E–’11E

Management Plan 0.7%

Research Case 0.4%

Mgmt Downside Case A (2.0%)

Mgmt Downside Case B (3.0%)

Note

1. Management Plan and Management Downside Cases based on March 2007 revised Tower financial package

2. All cases are pro forma for sale of SCNI

3. Includes stock-based compensation expense and allocated corporate overhead based on revenue contribution

Publishing Historical Financials (2)

$MM 2003A 2004A 2005A 2006A

Revenue $3,998 $4,090 $4,058 $3,987

% Growth 2.4% 2.3% (0.8)% (1.7)%

EBITDA (3) $1,016 $991 $942 $880

% Growth 3.5% (2.5)% (4.9)% (6.7)%

% Margin 25.4% 24.2% 23.2% 22.1% Margin (%) 21.9 21.7 21.1 20.5 22.2 21.6 20.4 19.3 22.3 21.9 19.7 18.0 22.4 22.0 18.9 16.8 22.5 22.0 17.6 15.1

Tower Financial Projections Overview

Broadcasting Projections

Management, Research and Management Downside Cases (1)

Project Tower

26

Note

1. Management Plan and Management Downside Cases based on March 2007 revised Tower financial package

2. All cases are pro forma for sale of Albany, Atlanta and Boston TV stations

3. Includes stock-based compensation expense and allocated corporate overhead based on revenue contribution

• For the Broadcasting

business we have analyzed

four sets of projections for

the period 2007E - 2011E

404

439 460 482 502

392 391 390 389 389 392 387 382 377 373

470 484 467 453

401

200

300

400

500

600

2007E 2008E 2009E 2010E 2011E

Management Plan Research Case Management Downside Case A Management Downside Case B

Broadcasting EBITDA (2)(3)

$MM

1,393 1,420 1,411 1,438 1,456 1,393 1,402 1,411 1,420 1,429

1,530 1,531 1,487 1,480 1,401

1,656 1,604 1,551

1,470 1,410

600

800

1,000

1,200

1,400

1,600

1,800

2,000

2,200

2007E 2008E 2009E 2010E 2011E

Management Plan Research Case Management Downside Case A Management Downside Case B

Broadcasting Revenue (2)

$MM

Source Management Business Plan and Wall Street research

Source Management Business Plan and Wall Street research

CAGR ’07E–’11E

Mgmt Case 4.1%

Research Case 5.6%

Mgmt Downside A (0.2%)

Mgmt Downside C (1.3%)

CAGR ’07E–’11E

Management Plan 2.2%

Research Case 4.1%

Mgmt Downside A 1.1%

Mgmt Downside C 0.6%

Broadcasting Historical Financials (2)

$MM 2003A 2004A 2005A 2006A

Revenue $1,457 $1,501 $1,415 $1,408

% Growth 7.9% 3.0% (5.7)% (0.5)%

EBITDA (3) $525 $549 $447 $422

% Growth 11.9% 4.6% (18.5)% (5.7)%

% Margin 36.0% 36.6% 31.6% 29.9% Margin (%) 28.6 28.6 28.2 28.2 30.6 29.9 27.5 27.6 31.4 29.7 27.6 27.1 31.6 30.0 27.1 26.6 30.7 30.3 26.7 26.1

Project Tower Appendix B Discounted Cash Flow Analysis

Discounted Cash Flow Analysis

DCF Analysis: Management Plan

27

Project Tower

Source Management Business plan

• Key assumptions

– 4.75 year DCF

– 3/31/07 valuation date

– Mid-year discounting

– Cash tax rate of ~33-35%

– Treats stock-based

compensation as cash

– Cubs separately valued

• Unconsolidated assets

include Food Network

($800MM) and CareerBuilder

($650MM), Comcast

SportsNet ($150MM), Cubs

($450MM) and other

interactive assets ($150MM)

Notes

1. Unconsolidated assets include Food Network ($800MM) and CareerBuilder ($650MM), Comcast SportsNet ($150MM), Cubs ($450MM) and other interactive assets ($150MM)

2. Based on 242.4MM FDSO

3. Based on Tower share price of $31.13 as of March 28, 2007

4. Excludes value of unconsolidated investments

Summary of Key Financials for DCF Analysis

($MM)

2005 2006 2007 2008 2009 2010 2011

Revenue $5,407 $5,195 $5,153 $5,246 $5,278 $5,345 $5,370

Growth (%) (0.8%) 1.8% 0.6% 1.3% 0.5%

EBITDA $1,357 $1,278 $1,245 $1,311 $1,336 $1,362 $1,358

Margin (%) 24.6% 24.2% 25.0% 25.3% 25.5% 25.3%

D&A ($208) ($221) ($236) ($236) ($240) ($240) ($181)

Operating Income $1,149 $1,057 $1,008 $1,074 $1,095 $1,122 $1,177

Less: Tax ($344) ($358) ($334) ($373) ($379) ($381) ($356)

Tax Rate (%) 29.9% 33.8% 33.1% 34.7% 34.6% 33.9% 30.2%

Add Back: D&A $208 $221 $236 $236 $240 $240 $181

Less: Capex & Investments ($276) ($425) ($221) ($446) ($226) ($224) ($224)

Change in Working Capital ($39) ($56) ($20) ($27) ($28) ($28) ($28)

Unlevered Free Cash Flow $698 $440 $670 $464 $703 $729 $749

Management Plan

($MM, except per share amounts)

Discount Rate 7.00% 8.00%

2012 Exit Multiple 8.0x 8.5x 9.0x 8.0x 8.5x 9.0x

Present Value of:

Cash flow - Years 1 - 5 $2,177 $2,177 $2,177 $2,121 $2,121 $2,121

Terminal Value 7,512 7,981 8,451 7,120 7,565 8,010

Aggregate Value $10,181 $10,649 $11,118 $9,733 $10,177 $10,621

Less: Net Debt (5,085) (5,085) (5,085) (5,085) (5,085) (5,085)

Add: Unconsolidated Investments(1) 2,200 2,200 2,200 2,200 2,200 2,200

Equity Value $7,295 $7,764 $8,233 $6,847 $7,291 $7,736

Value per Share (2) $30.10 $32.03 $33.96 $28.25 $30.08 $31.91

Premium/(Discount) to current (%) (3) (3.3%) 2.9% 9.1% (9.3%) (3.4%) 2.5%

Terminal Value as % of Agg. Value 74% 75% 76% 73% 74% 75%

Implied Perpetual Growth(4) (0.4%) (0.0%) 0.3% 0.4% 0.8% 1.2%

Implied 2007 EBITDA Multiple(4) 8.2x 8.6x 8.9x 7.8x 8.2x 8.5x

Discounted Cash Flow Analysis

DCF Analysis: Research Case

28

Project Tower

Source Wall Street research

• Key assumptions

– 4.75 year DCF

– 3/31/07 valuation date

– Mid-year discounting

– Cash tax rate of ~33-35%

– Treats stock-based

compensation as cash

– Cubs separately valued

• Unconsolidated assets

include Food Network

($800MM) and CareerBuilder

($650MM), Comcast

SportsNet ($150MM), Cubs

($450MM) and other

interactive assets ($150MM)

Notes

1. Unconsolidated assets include Food Network ($800MM) and CareerBuilder ($650MM), Comcast SportsNet ($150MM), Cubs ($450MM) and other interactive assets ($150MM)

2. Based on 242.4MM FDSO

3. Based on Tower share price of $31.13 as of March 28, 2007

4. Excludes value of unconsolidated investments

Summary of Key Financials for DCF Analysis

($MM)

2005 2006 2007 2008 2009 2010 2011

Revenue $5,407 $5,302 $5,147 $5,227 $5,293 $5,364 $5,434

Growth (%) (2.9%) 1.6% 1.3% 1.3% 1.3%

EBITDA $1,357 $1,299 $1,239 $1,273 $1,301 $1,333 $1,358

Margin (%) 24.5% 24.1% 24.3% 24.6% 24.9% 25.0%

D&A ($208) ($232) ($224) ($228) ($230) ($233) ($236)

Operating Income $1,149 $1,067 $1,015 $1,045 $1,071 $1,100 $1,122

Less: Tax ($344) ($361) ($336) ($363) ($370) ($373) ($339)

Tax Rate (%) 29.9% 33.8% 33.1% 34.7% 34.6% 33.9% 30.2%

Add Back: D&A $208 $232 $224 $228 $230 $233 $236

Less: Capex & Investments ($196) ($203) ($192) ($364) ($178) ($174) ($173)

Change in Working Capital $70 ($56) ($20) ($27) ($28) ($28) ($28)

Unlevered Free Cash Flow $887 $679 $692 $519 $725 $757 $818

Research Case

($MM, except per share amounts)

Discount Rate 7.00% 8.00%

2012 Exit Multiple 8.0x 8.5x 9.0x 8.0x 8.5x 9.0x

Present Value of:

Cash flow - Years 1 - 5 $2,321 $2,321 $2,321 $2,260 $2,260 $2,260

Terminal Value 7,476 7,943 8,410 7,086 7,529 7,972

Aggregate Value $10,304 $10,770 $11,237 $9,854 $10,296 $10,738

Less: Net Debt (5,085) (5,085) (5,085) (5,085) (5,085) (5,085)

Add: Unconsolidated Investments(1) 2,200 2,200 2,200 2,200 2,200 2,200

Equity Value $7,419 $7,885 $8,351 $6,969 $7,411 $7,853

Value per Share (2) $30.61 $32.53 $34.45 $28.75 $30.57 $32.40

Premium/(Discount) to current (%) (3) (1.7%) 4.5% 10.7% (7.6%) (1.8%) 4.1%

Terminal Value as % of Agg. Value 73% 74% 75% 72% 73% 74%

Implied Perpetual Growth(4) (1.1%) (0.7%) (0.3%) (0.3%) 0.2% 0.6%

Implied 2007 EBITDA Multiple(4) 8.3x 8.7x 9.1x 8.0x 8.3x 8.7x

Discounted Cash Flow Analysis

DCF Analysis: Downside Case A

29

Project Tower

Source Wall Street research

• Key assumptions

– 4.75 year DCF

– 3/31/07 valuation date

– Mid-year discounting

– Cash tax rate of ~33-35%

– Treats stock-based

compensation as cash

– Cubs separately valued

• Unconsolidated assets

include Food Network

($800MM) and CareerBuilder

($650MM), Comcast

SportsNet ($150MM), Cubs

($450MM) and other

interactive assets ($150MM)

Notes

1. Unconsolidated assets include Food Network ($800MM) and CareerBuilder ($650MM), Comcast SportsNet ($150MM), Cubs ($450MM) and other interactive assets ($150MM)

2. Based on 242.4MM FDSO

3. Based on Tower share price of $31.13 as of March 28, 2007

4. Excludes value of unconsolidated investments

Summary of Key Financials for DCF Analysis

($MM)

2005 2006 2007 2008 2009 2010 2011

Revenue $5,407 $5,195 $5,107 $5,047 $4,957 $4,905 $4,845

Growth (%) (1.7%) (1.2%) (1.8%) (1.0%) (1.2%)

EBITDA $1,357 $1,278 $1,197 $1,150 $1,106 $1,061 $997

Margin (%) 24.6% 23.4% 22.8% 22.3% 21.6% 20.6%

D&A ($208) ($221) ($223) ($216) ($214) ($209) ($163)

Operating Income $1,149 $1,057 $975 $934 $892 $852 $834

Less: Tax ($344) ($358) ($322) ($324) ($308) ($289) ($252)

Tax Rate (%) 29.9% 33.8% 33.1% 34.7% 34.6% 33.9% 30.2%

Add Back: D&A $208 $221 $223 $216 $214 $209 $163

Less: Capex & Investments ($276) ($425) ($221) ($376) ($176) ($174) ($174)

Change in Working Capital ($39) ($56) ($20) ($27) ($28) ($28) ($28)

Unlevered Free Cash Flow $698 $440 $634 $422 $594 $569 $542

Management Downside Case A

($MM, except per share amounts)

Discount Rate 7.00% 8.00%

2012 Exit Multiple 8.0x 8.5x 9.0x 8.0x 8.5x 9.0x

Present Value of:

Cash flow - Years 1 - 5 $1,761 $1,761 $1,761 $1,717 $1,717 $1,717

Terminal Value 5,323 5,656 5,989 5,046 5,361 5,677

Aggregate Value $7,550 $7,882 $8,213 $7,228 $7,542 $7,857

Less: Net Debt (5,085) (5,085) (5,085) (5,085) (5,085) (5,085)

Add: Unconsolidated Investments(1) 2,200 2,200 2,200 2,200 2,200 2,200

Equity Value $4,664 $4,996 $5,328 $4,343 $4,657 $4,972

Value per Share (2) $19.24 $20.61 $21.98 $17.91 $19.21 $20.51

Premium/(Discount) to current (%) (3) (38.2%) (33.8%) (29.4%) (42.5%) (38.3%) (34.1%)

Terminal Value as % of Agg. Value 71% 72% 73% 70% 71% 72%

Implied Perpetual Growth(4) (0.6%) (0.2%) 0.2% 0.2% 0.7% 1.0%

Implied 2007 EBITDA Multiple(4) 6.3x 6.6x 6.9x 6.0x 6.3x 6.6x

Discounted Cash Flow Analysis

DCF Analysis: Downside Case B

30

Project Tower

Source Wall Street research

• Key assumptions

– 4.75 year DCF

– 3/31/07 valuation date

– Mid-year discounting

– Cash tax rate of ~33-35%

– Treats stock-based

compensation as cash

– Cubs separately valued

• Unconsolidated assets

include Food Network

($800MM) and CareerBuilder

($650MM), Comcast

SportsNet ($150MM), Cubs

($450MM) and other

interactive assets ($150MM)

Notes

1. Unconsolidated assets include Food Network ($800MM) and CareerBuilder ($650MM), Comcast SportsNet ($150MM), Cubs ($450MM) and other interactive assets ($150MM)

2. Based on 242.4MM FDSO

3. Based on Tower share price of $31.13 as of March 28, 2007

4. Excludes value of unconsolidated investments

Summary of Key Financials for DCF Analysis

($MM)

2005 2006 2007 2008 2009 2010 2011

Revenue $5,323 $5,195 $5,066 $4,950 $4,843 $4,739 $4,638

Growth (%) (2.5%) (2.3%) (2.2%) (2.1%) (2.1%)

EBITDA $1,357 $1,278 $1,164 $1,087 $1,014 $946 $864

Margin (%) 24.6% 23.0% 22.0% 20.9% 20.0% 18.6%

D&A ($221) ($221) ($221) ($212) ($209) ($202) ($157)

Operating Income $1,136 $1,057 $943 $875 $805 $744 $707

Less: Tax ($340) ($358) ($312) ($304) ($278) ($252) ($214)

Tax Rate (%) 29.9% 33.8% 33.1% 34.7% 34.6% 33.9% 30.2%

Add Back: D&A $221 $221 $221 $212 $209 $202 $157

Less: Capex & Investments ($108) ($247) ($211) ($356) ($156) ($154) ($154)

Change in Working Capital ($39) ($56) ($20) ($27) ($28) ($28) ($28)

Unlevered Free Cash Flow $870 $617 $621 $400 $552 $511 $468

Management Downside Case B

($MM, except per share amounts)

Discount Rate 7.00% 8.00%

2012 Exit Multiple 8.0x 8.5x 9.0x 8.0x 8.5x 9.0x

Present Value of:

Cash flow - Years 1 - 5 $1,602 $1,602 $1,602 $1,562 $1,562 $1,562

Terminal Value 4,550 4,834 5,118 4,313 4,582 4,852

Aggregate Value $6,608 $6,891 $7,175 $6,331 $6,599 $6,868

Less: Net Debt (5,085) (5,085) (5,085) (5,085) (5,085) (5,085)

Add: Unconsolidated Investments(1) 2,200 2,200 2,200 2,200 2,200 2,200

Equity Value $3,722 $4,006 $4,289 $3,445 $3,714 $3,983

Value per Share (2) $15.36 $16.53 $17.70 $14.21 $15.32 $16.43

Premium/(Discount) to current (%) (3) (50.7%) (46.9%) (43.2%) (54.3%) (50.8%) (47.2%)

Terminal Value as % of Agg. Value 69% 70% 71% 68% 69% 71%

Implied Perpetual Growth(4) (0.7%) (0.2%) 0.1% 0.2% 0.6% 1.0%

Implied 2007 EBITDA Multiple(4) 5.7x 5.9x 6.2x 5.4x 5.7x 5.9x

Discount Rate Perspectives

Project Tower

Note

1. Per Bloomberg

2. Based on last twelve months average beta 31

Discounted Cash Flow Analysis

DCF Assumptions - Broker Consensus

WACC PGR

MS 9.6% 1.6%

Citigroup 10.0% NA

Lehman 9.5% 2.8%

Deutsche 8.1% 2.5%

BMO 9.1% 2.5%

Average 9.3% 2.3%

Median 9.5% 2.5%

WACC Calculation

Component Input Commentary

Risk-Free Rate (1) 4.6% • 10-Year U.S. Treasury yield as of March 28, 2007

Equity Market Risk Premium 4.0% • Consistent with historical data, academic surveys and forwardlooking market data

Tower Equity Beta 0.73 • Tower predicted equity beta per Barra

Assumed D / (D+E) 40.6% • Projected D / (D+E) as of 2006 year end

Cost of Equity 7.5% • Calculated using CAPM

Pre-tax Cost of Debt 6.8% • Weighted average cost of debt for 2007 (based on management projections)

Assumed Tax Rate 39.5% • Tower marginal tax rate

Tower WACC 6.2% • Estimated Weighted Average Cost of Capital